 Exhibit 10.1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FIRST AMENDMENT TO DISTRIBUTORSHIP AGREEMENT

THIS FIRST AMENDMENT to Distributorship Agreement (“Amendment”) is made this 22nd day of April, 2015 by and between Oxford Immunotec Limited, a company incorporated in England with number 04516079, whose registered office is at 94C Innovation Drive, Milton Park, Abingdon, Oxfordshire OX154 4RZ (the “Company”) and Fosun Long March Medical Science Co. Ltd., (registration number Shanghai Joint-Venture 000422) whose registered office and principal place of business is both at 830 Cheng Yin Road, Shanghai, China 200444 (“Fosun Shanghai I) and Shanghai Xin Chang Medical Device Co. Ltd (registration number 310110000477786), whose registered office and principal place of business is at number 830 Cheng Yin Road, Shanghai, China 200444 (“Fosun Shanghai II”) (Fosun Shanghai I and Fosun Shanghai II are herein collectively referred to as “Distributors”.)

Whereas,

A.     The Company and Distributors are parties to a Distributorship Agreement dated 8 October 2013 (the “Distributorship Agreement”) pursuant to which Distributors were appointed to distribute Company’s Products in the Territory; and,

B.     The Company and Distributors now wish to amend the Distributorship Agreement to incorporate the terms and conditions as set forth in this Amendment.

IT IS AGREED as follows:

1.     Except to the extent defined in this Amendment, all capitalized terms shall have the definitions provided in the Distributorship Agreement.

2.     The Parties agree that Schedule 1 to the Distributorship Agreement shall be deleted and replaced in its entirety with the document attached hereto and identified as “Schedule 1 Pricing and Discount Programs”.

3.     The Parties agree that Schedule 2 to the Distributorship Agreement shall be deleted and replaced in its entirety with the document attached hereto and identified as “Schedule 2 Minimum Quantities”.

4.     Except as amended hereby, all other terms of the Distributorship Agreement shall remain in full force and effect.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS that this Amendment has been executed by duly authorized officers of the parties to the Agreement the day and year first above written.

For and on behalf of Oxford Immunotec Limited

Signature: /s/ Peter Wrighton-Smith

Name:     Dr. Peter Wrighton-Smith

Title:      CEO

Date:      20th April 2015

Place:      Abingdon, UK

For and on behalf of Shanghai Fosun Long March Medical Science Co. Ltd.

Signature: /s/ Zhu Yao Yi

Name: Mr Zhu Yao Yi

Title: Chairman

Date: 2015.4.22

Place:  ______________________________

For and on behalf of Shanghai Xin Chang Medical Device Co. Ltd.

Signature: /s/ Zhu Yao Yi

Name: Mr Zhu Yao Yi

Title: Chairman

Date: 2015.4.22

Place:  ______________________________

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 1

Pricing and Discount Programs

A.     Pricing

1.     Price of the T-SPOT.TB 24 test assay kit -TB-300 is $[***] per Kit, exclusive of VAT (the “Agreed Price of Kits”).

2.     All sales under this Agreement shall be made EXW (Incoterms 2010) Oxford Immunotec's principal manufacturing facility in Oxfordshire, United Kingdom.

3.     The Agreed Price of Kits shall be adjusted at the end of each Contract Year in accordance with Clause 6.1 of the Distributorship Agreement.

B.     No Charge Kit Program for [***]

1.     OI agrees to provide up to [***] Kits to Distributors at no charge in [***] for Distributors’ use in connection with Distributors’ promotional and discount programs (the “No Charge Kits”). The No Charge Kits shall be delivered by OI in four equal installments during [***], with each installment of [***] Kits included in OI’s shipment of Kits based on Distributors’ Minimum Orders (as defined below).

2.     OI’s obligation to provide No Charge Kits is expressly conditioned on:

a.     Distributors’ purchase of a minimum of $[***] of Kits between [***] and [***] (the “Sales Target”);

b.     Distributors’ timely submission of orders for a minimum of [***] Kits to be shipped in [***] (each a “Minimum Order”);

c.     Distributors’ average reported sales and/or distribution of Kits in [***] exceeds [***] Kits (the “Monthly Minimum”); and

d.     Distributors’ on hand inventory of Kits on the date a Minimum Order is shipped does not exceed [***] Kits.

3.     For purposes of determining whether Distributors have met the Monthly Minimum requirement set forth above, all Kits sold by Distributors as well as Kits provided by Distributors to customers for [***] shall be included. No later than the 10th day of each month, Distributors shall provide timely reports showing Kits sold or distributed for each calendar month, separately identifying Kits sold, Kits distributed for [***] and [***].

4.     If the Sales Target is not met as set forth above, OI shall invoice, and Distributors shall remit payment for, the No Charge Kits at the Agreed Price of Kits.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.     Upon achievement of the Sales Target, OI agrees to provide Distributors with [***] at no charge for every [***] ordered by Distributors as reflected in a valid Purchase Order after achievement of Sales Target through [***].

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 2

Minimum Quantities

The Distributors' minimum required purchases from the Company for each Contract Year shall be determined by multiplying the Growth Rate set forth below by the total number of Kits purchased by Distributors in the preceding Contract Year:

Year	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Growth Rate	[***]	[***]	[***]	[***]	[***]	[***]	[***]

For purposes of calculating the Minimum Quantity, [***] shall not be included. For the avoidance of doubt, [***], shall not be included in the Minimum Quantity calculation.

If any other Product (other than Consumables) becomes available for the Distributors' purchase under this Agreement, the Parties agree to negotiate in good faith to establish appropriate Minimum Quantity purchase obligations for each such Product.

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